UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2007
TEKTRONIX, INC.
(Exact name of registrant as specified in its charter)

OREGON (State or other jurisdiction of incorporation)	001-04837 (Commission File Number)	93-0343990 (IRS Employer Identification No.)

14200 SW Karl Braun Drive Beaverton, Oregon (Address of principal executive offices)	97077 (Zip Code)

Registrant’s telephone number, including area code: (503) 627-7111
No Change
(Former name or former address, if changed since last report.)
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On March 22, 2007, the Board of Directors of Tektronix, Inc. (the “Board”), an Oregon corporation (the “Company”), amended the Company’s 2001 Non-Employee Directors Compensation Plan As Amended and Restated Effective January 1, 2007 to provide for an annual Lead Director fee of $15,000, payable in stock or cash, at the discretion of the Lead Director. The 2001 Non-Employee Directors Compensation Plan, Effective January 1, 2007, As Amended through Amendment No. 1 is filed under Item 9.01 of this Form 8-K as Exhibit 10.1.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
	10.1	2001 Non-Employee Directors Compensation Plan, Effective January 1, 2007, As Amended through Amendment No. 1

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 26, 2007

TEKTRONIX, INC.
By:	/s/ JAMES F. DALTON
James F. Dalton
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	2001 Non-Employee Directors Compensation Plan, Effective January 1, 2007, As Amended through Amendment No. 1